TEMPLETON VARIABLE PRODUCTS SERIES FUND

          THIS STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1995,
     AS AMENDED SEPTEMBER 29, 1995, IS NOT A PROSPECTUS. IT SHOULD BE READ
       IN CONJUNCTION WITH THE PROSPECTUS OF TEMPLETON VARIABLE PRODUCTS
          SERIES FUND DATED MAY 1, 1995, AS AMENDED FROM TIME TO TIME,
              WHICH MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST TO
                     FRANKLIN TEMPLETON DISTRIBUTORS, INC.,
                      700 CENTRAL AVENUE, P.O. BOX 33030,
                       ST. PETERSBURG, FLORIDA 33733-8030
                      TOLL FREE TELEPHONE: (800) 292-9293.

                                                      TABLE OF CONTENTS

General Information and History...........................  1
Investment Objectives and Policies........................  1
 -Investment Policies.....................................  1
 -Futures Contracts.......................................  1
 -Foreign Currency Hedging
   Transactions ..........................................  2
 -Stock Index Futures Contracts...........................  4
 -Risk Factors............................................  6
Investment Restrictions................................... 11
Trading Policies.......................................... 13
 -Personal Securities Transactions........................ 14
Management of the Trust................................... 14
Trustee Compensation...................................... 20
Principal Shareholders.................................... 21
Investment Management and Other
  Services................................................ 22
 -Investment Management Agreements........................ 22
 -Management Fees......................................... 24


 -The Investment Managers................................. 24
 -Business Manager........................................ 25
 -Custodian............................................... 26
 -Legal Counsel........................................... 26
 -Independent Accountants................................. 26
 -Reports to Shareholders................................. 26
Brokerage Allocation...................................... 27
 -Portfolio Turnover...................................... 30
Purchase, Redemption and Pricing
  of Shares............................................... 30
Tax Status................................................ 32
Description of Shares..................................... 36
Yield and Performance
  Information............................................. 37
Financial Statements...................................... 42
Appendix - Corporate Bond, Preferred
  Stock and Commercial Paper Ratings....................... i


                                              GENERAL INFORMATION AND HISTORY

         Templeton Variable Products Series Fund (the "Trust") was organized as a Massachusetts business trust on February 25, 1988 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end diversified management investment company. The Trust currently has five series of Shares:
Templeton Money Market Fund, Templeton Bond Fund, Templeton Stock Fund, Templeton Asset Allocation Fund and Templeton International Fund (collectively, the "Funds").

                                        INVESTMENT OBJECTIVES AND POLICIES

         INVESTMENT POLICIES. The investment objective and policies of each Fund are described in the Prospectus under the heading
"Investment Objectives and Policies."

         FUTURES CONTRACTS. Templeton Bond, Asset Allocation and International Funds may purchase and sell financial futures contracts. Currently, futures contracts are available on several types of fixed-income securities including: U.S. Treasury bonds, notes and bills, commercial paper, and certificates of deposit.

         As long as required by regulatory authorities, Templeton Bond, Asset Allocation and International Funds will limit their use of futures contracts to hedging transactions in order to


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avoid being a commodity pool. For example,  they might use futures  contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Funds' securities or the price of the securities which the Funds intend to purchase. The Funds' hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Funds' exposure to interest rate fluctuations, they may be able to hedge their exposure more effectively and perhaps at a lower cost by using futures contracts.

         At the time a Fund purchases or sells a futures contract, it is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange or board of trade on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Funds pay or receive cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, a Fund will mark to market its open futures positions. In addition, the Fund must deposit in a segregated account additional cash or high quality debt securities to ensure the futures contracts are unleveraged. The value of assets held in the segregated account must be equal to the daily market value of all outstanding futures contracts less any amounts deposited as margin.

         Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

         FOREIGN CURRENCY HEDGING TRANSACTIONS. In order to hedge against foreign currency exchange rate risks, Templeton Bond and

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Asset  Allocation  Funds  may  enter  into  forward  foreign  currency  exchange contracts, as well as purchase put or call options on foreign currencies. In addition, for hedging purposes only, Templeton Bond, Asset Allocation and International Funds may enter into foreign currency futures contracts, as described below. The Funds may also conduct their foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.

         A Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. This second investment practice is generally referred to as "cross-hedging." Because in connection with a Fund's forward foreign currency transactions an amount of the Fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, a Fund will always have cash, cash equivalents or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, a Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.

         Templeton Bond and Asset Allocation Funds may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

         Templeton Bond, Asset Allocation and International Funds may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund's portfolio securities or adversely affect the prices of securities that a Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of a Fund's Investment Manager to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

         STOCK INDEX FUTURES CONTRACTS. Templeton Stock, Asset Allocation and International Funds may buy and sell index futures contracts with respect to any stock index, and Templeton Bond Fund may buy and sell index futures contracts with respect to any bond index traded on a recognized stock exchange or board of trade. The Funds may invest in index futures contracts for hedging purposes only, and not for speculation. A Fund may engage in such transactions only to an extent that the total contract value of the futures contracts do not exceed 20% of the Fund's total assets at the time when such contracts are entered into. Successful use of stock index futures is subject to the ability of Templeton Investment Counsel, Inc. (the Investment Manager of Templeton Stock Fund, Templeton Asset Allocation Fund, and Templeton International Fund) and the Templeton Global Bond Managers division of Templeton Investment Counsel, Inc. (the Investment Manager of Templeton Bond Fund and Templeton Money Market Fund) (collectively, the "Investment Managers") to predict correctly movements in the direction of the stock markets. No assurance can be given that the Investment Manager's judgment in this respect will be correct.

         A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is the current value of the stock index. For example, the Standard & Poor's Stock Index ("S&P 500 Index" or "Index") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns a relative weighing to the value of one share of each of these 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on the future date, the Fund will lose $2,000 (500 units x loss of $4).

         During or in anticipation of a period of market appreciation, Templeton Stock Fund, Templeton Asset Allocation Fund or Templeton International Fund may enter into a "long hedge" of common stock which it proposes to add to its portfolio by purchasing stock index futures for the purpose of reducing the effective purchase price of such common stock. To the extent that the securities which a Fund proposes to purchase change in value in correlation with the stock index contracted for, the purchase of futures contracts on that index would result in gains to the Fund which could be offset against rising prices of such common stock.

         During or in anticipation of a period of market decline, Templeton Stock Fund, Templeton Asset Allocation Fund or Templeton International Fund may "hedge" common stock in its portfolio by selling stock index futures for the purpose of limiting the exposure of its portfolio to such decline. To the extent that a Fund's portfolio of securities changes in value in correlation with a given stock index, the sale of futures contracts on that index could substantially reduce the risk to the portfolio of a market decline and, by so doing, provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs.

         RISK FACTORS. Templeton Bond Fund, Templeton Stock Fund, Templeton Asset Allocation Fund and Templeton International Fund have an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on an exchange, as well as a limited right to purchase such securities if they are unlisted. Investors should consider carefully the risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

         Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Funds could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Funds' Shareholders.

         There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less volume than the New York Stock Exchange ("NYSE"), and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

         Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the United States securities markets, and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (3) pervasiveness of corruption and crime in the Russian economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a Funds' ability to exchange local currencies for U.S. dollars; (7) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (8) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (9) dependency on exports and the corresponding importance of international trade;
(10) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (11) possible difficulty in identifying a purchaser of securities held by a Fund due to the underdeveloped nature of the securities markets.

         There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. While each Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive a Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Investment Manager. Further, this also could cause a delay in the sale of Russian company securities by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

         The Funds endeavor to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investment from one country to another or when proceeds of the sale of Shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source, or impose other taxes with respect to a Fund's investments in securities of issuers of that country. There is the possibility of expropriation, nationalization or confiscatory taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in those nations.

         Each Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Through each Fund's flexible policy, the Investment Managers endeavor to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places a Fund's investments. The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

         The  Trustees   consider  at  least  annually  the  likelihood  of  the
imposition by any foreign government of exchange control restrictions which would affect the liquidity of the Funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Trustees also consider the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services -- Custodian"). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Managers, or reckless disregard of the obligations and duties under the Investment Management Agreements, any losses resulting from the holding of a Fund's portfolio securities in foreign countries and/or with securities depositories will be at risk of the Shareholders. No assurance can be given that the Trustees' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

         There are several risks associated with the use of futures contracts and stock index futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested. There can be significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position, and it would remain obligated to meet margin requirements until the position is closed. Templeton Bond, Stock, Asset Allocation and International Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         Use of stock index futures for hedging may involve risks because of imperfect correlations between movements in the prices of the stock index futures on the one hand and movements in the prices of the securities being hedged or of the underlying stock index on the other. Successful use of stock index futures by a Fund for hedging purposes also depends upon the Investment Manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

         Templeton Bond, Asset Allocation and International Funds may enter into a contract for the purchase or sale of a security denominated in a foreign currency and may enter into a forward foreign currency contract ("forward contract") in order to "lock in" the U.S. dollar price of the security. In addition, when the Investment Manager believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Funds to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

         If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

                                              INVESTMENT RESTRICTIONS

         The Funds have imposed upon themselves certain investment restrictions which, together with their investment objectives, are fundamental policies except as otherwise indicated. No changes in a Fund's investment objectives, policies or investment restrictions (except those which are not fundamental policies) can be made without the approval of the Shareholders of that Fund. For this purpose, the provisions of the 1940 Act require the affirmative vote of the lesser of either
(a) 67% or more of the Fund's Shares present at a Shareholders' meeting at which the holders more than 50% of the outstanding Shares are present or represented by proxy or (b) more than 50% of the outstanding Shares of the Fund.

         In accordance with these restrictions, a Fund will not:

         1. Invest in real estate or mortgages on real estate, or purchase or sell commodity contracts, except that Templeton Bond and Asset Allocation Funds may invest in marketable securities secured by real estate or interests therein, such as CMOs, or issued by companies or investment trusts which invest in real estate or interests therein and Templeton Bond, Asset Allocation and International Funds may purchase and sell foreign currency futures and financial futures, and Templeton Stock, Asset Allocation and International Funds may purchase and sell stock index futures contracts, and Templeton Bond Fund may purchase and sell bond index futures contracts.

         2. With respect to 75% of its total assets, invest more than 5% of the total value of its assets in the securities of any one issuer, or purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities (except for investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

         3.       Act as an underwriter or issue senior securities.

         4. Lend money, except that all Funds may purchase publicly distributed bonds, debentures, notes and other evidences of indebtedness and may buy from a bank or broker-dealer U.S. Government obligations with a simultaneous agreement by the seller to repurchase them at the original purchase price plus accrued interest, and may lend their portfolio securities.

         5. Borrow money for any purpose other than redeeming its Shares or purchasing its Shares for cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets, except that Templeton Bond, Stock, Asset Allocation and

                  International Funds may borrow money in amounts up to 30% of the value of its net assets.

         6. Invest more than 25% of its total assets in a single industry, except that this limitation will not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements on such securities, and Templeton Money Market Fund may invest in obligations issued by domestic banks (including certificates of deposit, repurchase agreements, and bankers' acceptances) without regard to this limitation.

         As non-fundamental investment policies, which may be changed by the Board of Trustees without Shareholder approval, a Fund will not invest more than 15% of its total assets in securities of foreign issuers which are not listed on a recognized United States or foreign securities exchange, or more than 10% of its total assets in (a) securities with a limited trading market, (b) securities subject to legal or contractual restrictions as to resale, and (c) repurchase agreements not terminable within seven days. In addition, as non-fundamental investment policies, Templeton Stock, Asset Allocation and International Funds will not invest more than 5% of each Fund's assets in debt securities rated lower than Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation.

         Whenever any investment policy or investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or property. The investment restrictions do not preclude a Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to a Fund by the issuer, unless such purchase would result in a violation of investment restriction number 6, or the non-fundamental investment policies discussed above.

                                                 TRADING POLICIES

         The Investment Managers and their affiliated companies serve as investment manager to other investment companies and private clients. Accordingly, the respective portfolios of certain of these funds and clients may contain many or some of the same securities. When certain funds or clients are engaged simultaneously in the purchase or sale of the same security, the trades may be aggregated for execution and then allocated in a manner designed to be equitable to each party. The larger size of the transaction may affect the price of the security and/or the quantity which may be bought or sold for each party. If the transaction is large enough, brokerage commissions may be negotiated below those otherwise chargeable.

         Sale or purchase of securities, without payment of brokerage commissions, fees (except customary transfer fees) or other remuneration in connection therewith, may be effected between any of these funds, or between funds and private clients, under procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

         PERSONAL SECURITIES TRANSACTIONS. Access persons of the Franklin Templeton Group, as defined in the SEC Rule 17(j) under the 1940 Act, who are employees of Franklin Resources, Inc. or their subsidiaries, are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (1) The trade must receive advance clearance from a Compliance Officer and must be completed within 24 hours after this clearance;
(2) Copies of all brokerage confirmations must be sent to the Compliance Officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the Compliance Officer; (3) In addition to items (1) and (2), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the Compliance Officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

                                              MANAGEMENT OF THE TRUST

         The name, address, principal occupation during the past five years and other information with respect to each of the Trustees and Principal Executive Officers of the Trust are as follows:

NAME, ADDRESS AND                                   PRINCIPAL OCCUPATION
OFFICES WITH TRUST                                  DURING PAST FIVE YEARS

HARRIS J. ASHTON
Metro Center
1 Station Place
Stamford, Connecticut
  Trustee
Chairman of the Board,
president, and chief executive
officer of General Host
Corporation (nursery and craft
centers); and a director of
RBC Holdings (U.S.A.) Inc. (a
bank holding company) and Bar-
S Foods. Age 63.

NAME, ADDRESS AND                                  PRINCIPAL OCCUPATION
OFFICES WITH TRUST                                 DURING PAST FIVE YEARS

NICHOLAS F. BRADY*
102 East Dover Street
Easton, Maryland
  Trustee
Chairman of Templeton Emerging Markets Investment Trust PLC; chairman of Templeton Latin America Investment Trust PLC; chairman of Darby Overseas Investments, Ltd. (an investment firm) (1994- present); director of the Amerada Hess Corporation, Capital Cities/ABC, Inc., Christiana Companies, and the H.J. Heinz Company; Secretary of the United States Department of the Treasury (1988-January 1993); and chairman of the board of Dillion, Read & Co. Inc. (investment banking) prior thereto. Age 65.

F. BRUCE CLARKE
19 Vista View Blvd.
Thornhill, Ontario
  Trustee Retired; formerly, credit adviser for the National Bank of Canada, Toronto. Age 85.

HASSO-G VON DIERGARDT-NAGLO
R.R. 3
Stouffville, Ontario
  Trustee
Farmer; and president of
Clairhaven Investments, Ltd.
and other private investment
companies. Age 79.

S. JOSEPH FORTUNATO
12 Brannick Drive
Madison, New Jersey
  Trustee Member of the law firm of Pitney, Hardin, Kipp & Szuch; and a director of General Host Corporation. Age 63.

ANDREW H. HINES, JR.
150 2nd Avenue N.
St. Petersburg, Florida
  Trustee Consultant for the Triangle Consulting Group; chairman of the board and chief executive officer of Florida Progress Corporation (1982-February 1990) and director of various of its subsidiaries; chairman and director of Precise Power Corporation; executive-in-residence of Eckerd College (1991-present); and a director of Checkers Drive-In Restaurants, Inc. Age 72.

NAME, ADDRESS AND                                  PRINCIPAL OCCUPATION
OFFICES WITH TRUST                                 DURING PAST FIVE YEARS

CHARLES B. JOHNSON*
777 Mariners Island Blvd.
San Mateo, California
  Chairman of the Board
  and Vice President
President, chief executive officer, and director of Franklin Resources, Inc.; chairman of the board and director of Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; director of Franklin Administrative Services, Inc., General Host Corporation, and Templeton Global Investors, Inc.; and officer and director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin and of 55 of the investment companies in the Franklin Templeton Group. Age 62.

BETTY P. KRAHMER
2201 Kentmere Parkway
Wilmington, Delaware
  Trustee
Director or trustee of various civic associations; formerly, economic analyst, U.S.
Government.  Age 66.

GORDON S. MACKLIN
8212 Burning Tree Road
Bethesda, Maryland  20817
  Trustee
Chairman of White River
Corporation (information
services); director of Fund
America Enterprises Holdings,
Inc., Lockheed Martin
Corporation,   MCI  Communications  Corporation,   Fusion  Systems  Corporation,
Infovest Corporation, and Medimmune, Inc.; and formerly held the following positions: chairman of Hambrecht and Quist Group; director, H&Q Healthcare Investors; and president of the National Association of Securities Dealers, Inc. Age 67.

NAME, ADDRESS AND                                    PRINCIPAL OCCUPATION
OFFICES WITH TRUST                                   DURING PAST FIVE YEARS


FRED R. MILLSAPS
2665 NE 37th Drive
Fort Lauderdale, Florida
  Trustee
Manager of personal
investments (1978-present); chairman and chief executive officer of Landmark Banking Corporation (1969-1978); financial vice president of Florida Power and Light (1965- 1969); vice president of The Federal Reserve Bank of Atlanta
(1958-1965); and a director of various other business and nonprofit organizations. Age 66.

CHARLES E. JOHNSON
777 Mariners Island Blvd.
San Mateo, California
  President Senior vice president and director of Franklin Resources, Inc.; senior vice president of Franklin Templeton Distributors, Inc.; president and director of Franklin Institutional Service Corporation and Templeton Worldwide, Inc.; chairman of the board of Templeton Investment Counsel, Inc.; vice president and/or director, as the case may be, for some of the subsidiaries of Franklin Resources, Inc.; and an officer and/or director or trustee, as the case may be, of 24 of the investment companies in the Franklin Templeton Group. Age 39.

MARK G. HOLOWESKO
Lyford Cay
Nassau, Bahamas
  Vice President President and director of Templeton, Galbraith & Hansberger Ltd.; director of global equity research for Templeton Worldwide, Inc.; president or vice president of the Templeton Funds; formerly, investment administrator with Roy West Trust Corporation (Bahamas) Limited (1984-1985).
Age 35.

NAME, ADDRESS AND                                  PRINCIPAL OCCUPATION
OFFICES WITH TRUST                                 DURING PAST FIVE YEARS

MARTIN L. FLANAGAN
777 Mariners Island Blvd.
San Mateo, California
  Vice President
Senior vice president,
treasurer, and chief financial officer of Franklin Resources, Inc.; executive vice president and director of Templeton Investment Counsel, Inc.; director, president and chief executive officer of Templeton Global Investors, Inc.; director or trustee and president or vice president of various Templeton Funds; accountant with Arthur Andersen & Company (1982- 1983); and a member of the International Society of Financial Analysts and the American Institute of Certified Public Accountants.
Age 35.

SAMUEL J. FORESTER, JR.
500 East Broward Blvd.
Fort Lauderdale, Florida
  Vice President President of the Templeton Global Bond Managers Division of Templeton Investment Counsel, Inc.; president or vice president of other Templeton Funds; founder and partner of Forester, Hairston Investment Management (1989- 1990); managing director (Mid-East Region) of Merrill Lynch, Pierce, Fenner & Smith Inc. (1987-1988); and an advisor for Saudi Arabian Monetary Agency (1982-1987). Age 47.

DANIEL L. JACOBS
500 East Broward Blvd.
Fort Lauderdale, Florida
  Vice President Executive vice president and director of Templeton Investment Counsel, Inc.; director of Templeton Global Investors, Inc.; and president or vice president of various Templeton Funds. AGe 43.

NAME, ADDRESS AND                                   PRINCIPAL OCCUPATION
OFFICES WITH TRUST                                  DURING PAST FIVE YEARS

JOHN R. KAY
500 East Broward Blvd.
Fort Lauderdale, Florida
  Vice President Vice president of the Templeton Funds; vice president and treasurer of Templeton Global Investors,
Inc. and Templeton Worldwide,
Inc.; assistant vice president
of Franklin Templeton
Distributors, Inc.; formerly,
vice president and controller,
the Keystone Group, Inc.
Age 55.

THOMAS J. LATTA
500 East Broward Blvd.
Fort Lauderdale, Florida
  Vice President
Vice president of the
Templeton Global Bond Managers division of Templeton Investment Counsel, Inc.; vice president of various Templeton Funds; formerly, portfolio manager, Forester & Hairston (1988-1991); investment adviser, Merrill Lynch, Pierce, Fenner & Smith Incorporated (1981-1988).
Age 35.

THOMAS M. MISTELE
700 Central Avenue
St. Petersburg, Florida
  Secretary Senior vice president of Templeton Global Investors, Inc.; vice president of Franklin Templeton Distributors, Inc.; secretary of the Templeton Funds; formerly, attorney, Dechert Price & Rhoads (1985-1988) and Freehill, Hollingdale & Page (1988); and judicial clerk, U.S. District Court (Eastern District of Virginia) (1984- 1985). Age 42.

JAMES R. BAIO
500 East Broward Blvd.
Fort Lauderdale, Florida
  Treasurer

Certified public accountant; treasurer of the Templeton Funds; senior vice president of Templeton Worldwide, Inc., Templeton Global Investors, Inc., and Templeton Funds Trust Company; formerly, senior tax manager, Ernst & Young (certified public accountants) (1977-1989).
Age 41.

JACK L. COLLINS
700 Central Avenue
St. Petersburg, Florida
  Assistant Treasurer Assistant treasurer of the Templeton Funds; assistant vice president of Franklin Templeton Investor Services, Inc.; formerly, partner, Grant Thornton, independent public accountants. Age 66.

JEFFREY L. STEELE
1500 K Street, N.W.
Washington, D.C.
  Assistant Secretary
Partner, Dechert Price &
Rhoads. Age 50.



* These are Trustees who are "interested persons" of the Trust as that term is defined in the 1940 Act. Mr. Brady and Franklin Resources, Inc. are limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February, 1994, and is Chairman and a shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton, Galbraith & Hansberger, Ltd. are limited partners of Darby Emerging Markets Fund, L.P.

         There are no family relationships between any of the Trustees.

                                               TRUSTEE COMPENSATION

         All of the Trust's Officers and Trustees also hold positions with other investment companies in the Franklin Templeton Group. No compensation is paid by the Trust to any officer or trustee who is an officer, trustee or employee of the Investment Managers or their affiliates. Each Templeton Fund pays its independent directors and trustees and Mr. Brady an annual retainer and/or fees for attendance at Board and Committee meetings, the amount of which is based on the level of assets in each fund. Accordingly, the Trust currently pays the independent Trustees and Mr. Brady an annual retainer of $4000.00 and a fee of $350.00 per meeting attended of the Board and its Committees. The independent Trustees and Mr. Brady are reimbursed for any expenses incurred in attending meetings, paid pro rata by each Franklin Templeton Fund in which they serve. No pension or retirement benefits are accrued as part of Trust expenses.

         The following table shows the total compensation paid to the Trustees by the Trust and by all investment companies in the Franklin Templeton Group:

                                                               NUMBER OF                  TOTAL COMPENSATION
  NAME                              AGGREGATE              FRANKLIN TEMPLETON             FROM ALL FUNDS IN
   OF                              COMPENSATION            FUND BOARDS ON WHICH           FRANKLIN TEMPLETON
TRUSTEE                            FROM THE TRUST*            TRUSTEE SERVES                     GROUP*
-------                            --------------          --------------------           -------------
Harris J. Ashton                      $2,850                         54                          $319,925

Nicholas F. Brady                      2,850                         23                            86,125

F. Bruce Clarke                        3,350                         19                            95,275

Hasso-G von Diergardt-Naglo            2,850                         19                            75,275

S. Joseph Fortunato                    2,850                         56                           336,065

Andrew H. Hines, Jr.                   3,350                         23                           106,125

Betty P. Krahmer                       2,850                         23                            75,275

Gordon S. Macklin                      2,850                         51                           303,695

Fred R. Millsaps                       3,350                         23                           106,125



*  For the fiscal year ended December 31, 1994.

                                              PRINCIPAL SHAREHOLDERS

         Shares of the Fund are sold to and owned only by insurance company separate accounts to serve as the investment vehicle for variable annuity contracts. As of March 24, 1995, there were 22,838,642 Shares of Templeton Money Market Fund outstanding, of which no Shares were owned by the Trustees and officers of the Trust; 2,856,232 Shares of Templeton Bond Fund outstanding, of which no Shares were owned by the Trustees and officers of the Trust; 23,454,897 Shares of Templeton Stock Fund outstanding, of which no Shares were owned, by the Trustees and officers of the Trust; 19,835,756 Shares of Templeton Asset Allocation Fund outstanding, of which no Shares were owned by the Trustees and officers of the Trust; and 14,780,740 Shares of Templeton

International Fund outstanding, of which no Shares were owned by the Trustees and officers of the Trust. As of March 24, 1995, Phoenix Home Mutual Life Insurance Company ("Phoenix Home Life") owned 100% of the outstanding Shares of Templeton Money Market Fund, 62% of the outstanding Shares of Templeton Bond Fund, 63% of the outstanding Shares of Templeton Stock Fund, 40% of the outstanding Shares of Templeton Asset Allocation Fund, and 40% of the outstanding Shares of Templeton International Fund, including Shares received in return for monies paid in connection with the initial capital advances made to the Trust. As of March 24, 1995, The Travelers Insurance Company ("The Travelers") owned 38% of the outstanding Shares of Templeton Bond Fund, 37% of the outstanding Shares of Templeton Stock Fund, and 44% of the outstanding Shares of Templeton Asset Allocation Fund. As of March 24, 1995, the Variable Annuity Life Insurance Company ("VALIC") owned 16% of the outstanding shares of Templeton Asset Allocation Fund and 59% of Templeton International Fund. However, Phoenix Home Life, The Travelers and VALIC will exercise voting rights attributable to these Shares in accordance with voting instructions received by owners of the contracts issued by Phoenix Home Life, The Travelers, and VALIC. To this extent, Phoenix Home Life, The Travelers and VALIC do not exercise control over the Trust by virtue of the voting rights from their ownership of Trust Shares. To the knowledge of management, as of March 24, 1995, no other person owned of record or beneficially 5% or more of the Shares of any of the Funds.

                                     INVESTMENT MANAGEMENT AND OTHER SERVICES

         INVESTMENT MANAGEMENT AGREEMENTS. The Investment Manager of Templeton Money Market Fund and Templeton Bond Fund is the Templeton Global Bond Managers division ("TGBM") of Templeton Investment Counsel, Inc., a Florida corporation with offices in Fort Lauderdale, Florida. The Investment Manager of Templeton Asset Allocation Fund, Templeton Stock Fund, and Templeton International Fund is Templeton Investment Counsel, Inc. ("TICI"). The Investment Management Agreements between the Investment Managers and the Trust on behalf of the Funds (the "Management Agreements"), dated October 30, 1992, and amended and restated on February 25, 1994, were approved by the Shareholders of the Funds on October 30, 1992, and were last approved by the Board of Trustees, including a majority of the Trustees who were not parties to the Agreements or interested persons of any such party, at a meeting held on February 24, 1995, and will continue through April 30, 1996. The Management Agreements will continue from year to year thereafter subject to approval annually by the Board of Trustees or by vote of a majority of the outstanding Shares of each Fund (as defined in the 1940
Act) and also, in either event, the approval of a majority of those Trustees who are not parties to the Management Agreements or interested persons of any such party in person at a meeting called for the purpose of voting on such approval.

         The Investment Management Agreements require the Investment Managers to manage the investment and reinvestment of each Fund's assets. The Investment Managers are not required to furnish any personnel, overhead items or facilities for the Funds, including daily pricing or trading desk facilities, although such expenses are paid by investment advisers of some other investment companies.

         The Management Agreements provide that the Investment Managers will select brokers and dealers for execution of each Fund's portfolio transactions consistent with the Fund's brokerage policies (see "Brokerage Allocation"). Although the services provided by broker-dealers in accordance with the brokerage policies incidentally may help reduce the expenses of or otherwise benefit the Investment Managers and other investment management clients of the Investment Managers and of their affiliates, as well as the Funds, the value of such services is indeterminable and the Investment Managers' fee is not reduced by any offset arrangement by reason thereof.

         Under the Management Agreements, the Investment Manager is permitted to provide investment advisory services to other clients, including clients which may invest in the same types of securities as the Funds and, in providing such services, the Investment Managers may use information furnished by others. Conversely, information furnished by others to the Investment Managers in providing services to other clients may be useful to the Investment Managers in providing services to the Funds. When an Investment Manager determines to buy or sell the same security for a Fund that the Investment Manager or certain of its affiliates have selected for one or more of the Investment Manager's other clients or for clients of its affiliates, the orders for all such securities trades may be placed for execution by methods determined by the Investment Manager, with approval by the Board of Trustees, to be impartial and fair, in order to seek good results for all parties. Records of securities transactions of persons who know when orders are placed by a Fund are available for inspection at least four times annually by the compliance officer of the Trust so that the non-interested Trustees (as defined in the 1940 Act) can be satisfied that the procedures are generally fair and equitable to all parties.

         The Management Agreements provide that the Investment Managers shall have no liability to the Trust, a Fund or any Shareholder of a Fund for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Investment Manager of its duties under the Management Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of a Fund's assets, or from acts or omissions of custodians or securities depositories, or from any wars or political acts of any foreign governments to which such assets might be exposed, except any liability resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part, or reckless disregard of its duties under the Management Agreement. The Management Agreements will terminate automatically in the event of their assignment, and may be terminated by the Trust on behalf of a Fund at any time without payment of any penalty on 60 days' written notice, with the approval of a majority of the Trustees in office at the time or by vote of a majority of the outstanding voting securities of that Fund (as defined by the 1940 Act).

         MANAGEMENT FEES. For its services, Templeton Money Market Fund pays its Investment Manager a monthly fee equal on an annual basis to 0.35% of its average daily net assets up to $200 million, reduced to 0.30% of such net assets from $200 million up to $1,300 million and further reduced to 0.25% of such net assets in excess of $1,300 million. Templeton Bond, Stock, Asset Allocation and International Funds each pay their Investment Manager a monthly fee equal on an annual basis to 0.50% of its average daily net assets up to $200 million, reduced to 0.45% of such net assets from $200 million up to $1,300 million and further reduced to 0.40% of such net assets in excess of $1,300 million. During the fiscal year ended December 31, 1994, Templeton Money Market Fund, Templeton Bond Fund, Templeton Stock Fund, Templeton Asset Allocation Fund, and Templeton International Fund paid investment management fees of $88,106, $149,843, $1,686,602, $1,186,540, and $404,532, respectively. During the fiscal year ended December 31, 1993, Templeton Money Market Fund, Templeton Bond Fund, Templeton Stock Fund, Templeton Asset Allocation Fund, and Templeton International Fund paid investment management fees of $55,445, $111,575, $1,089,643, $608,471, and
$95,518, respectively. During the fiscal year ended December 31, 1992, Templeton Money Market Fund, Templeton Bond Fund, Templeton Stock Fund, Templeton Asset Allocation Fund, and Templeton International Fund paid investment management fees of $77,049, $55,211, $702,809, $264,566, and $13,597, respectively.

         THE INVESTMENT MANAGERS. The Investment Managers are indirect wholly owned subsidiaries of Franklin, a publicly traded company whose shares are listed on the NYSE. Charles B. Johnson (a Trustee and Vice President of the Trust), Rupert H. Johnson, Jr., and R. Martin Wiskemann are principal shareholders of Franklin and own, respectively, approximately 20%, 16% and 9.2% of its outstanding shares. Messrs. Charles B. Johnson and Rupert
H. Johnson, Jr. are brothers.

         BUSINESS MANAGER. Templeton Funds Annuity Company performs certain administrative functions as Business Manager for the Trust, including:

         o providing office space, telephone, office equipment and supplies for the Trust;

         o paying compensation of the Trust's officers for services rendered as such;

         o authorizing expenditures and approving bills for payment on behalf of the Trust;

         o supervising preparation of annual and semi-annual reports, notices of dividends, capital gains distributions and tax credits;

         o daily pricing of the Funds' investment portfolios and supervising publication of daily quotations of the bid and asked prices of the Funds' Shares, earnings reports and other financial data;

         o         providing trading desk facilities for the Funds;

         o monitoring relationships with organizations serving the Trust, including the Custodian and printers;

         o supervising compliance by the Trust with recordkeeping requirements under the 1940 Act and regulations thereunder, with state regulatory requirements, maintaining books and records for the Trust (other than those maintained by the Custodian and Transfer Agent), and filing of tax reports on behalf of the Trust other than the Trust's income tax returns; and

         o providing executive, clerical and secretarial help needed to carry out these responsibilities.

         For its services, the Business Manager receives a monthly fee equal on an annual basis to 0.15% of the combined average daily net assets of the Funds, reduced to 0.135% of the Funds' aggregate net assets in excess of $200 million, further reduced to 0.10% annually of such net assets in excess of $700 million and further reduced to 0.075% annually of such net assets in excess of $1,200 million. The fee is allocated among the Funds according to their respective average daily net assets. Since the Business Manager's fee covers services often provided by investment advisers to other funds, the Funds' combined expenses for management and administrative services together may be higher than those of some other investment companies. During the fiscal years ended December 31, 1994, 1993, and 1992, the Business Manager received fees of $1,006,867, $568,481 and $339,772, respectively.

         The Business Manager is relieved of liability to the Trust for any act or omission in the course of its performance under the Business Management Agreement, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement. The Business Management Agreement may be terminated by a Fund at any time on 60 days' written notice without payment of penalty, provided that such termination shall be directed or approved by vote of a majority of the Trustees of the Trust in office at the time or by vote of a majority of the outstanding voting securities of that Fund, and shall terminate automatically and immediately in the event of its assignment.

         Templeton Funds Annuity Company is an indirect wholly-owned subsidiary of Franklin.

         CUSTODIAN. The Chase Manhattan Bank, N.A. serves as Custodian of the Trust's assets, which are maintained at the Custodian's principal office, MetroTech Center, Brooklyn, New York, New York 11245 and at the offices of its branches and agencies throughout the world. The Custodian has entered into agreements with foreign sub-custodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. The Custodian, its branches and sub-custodians, generally domestically and frequently abroad, do not actually hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodian is based on a schedule of charges agreed on from time to time.

         LEGAL COUNSEL. Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, is legal counsel for the Trust.

         INDEPENDENT ACCOUNTANTS. McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, serves as independent accountants for the Trust. Its audit services comprise examination of the Trust's financial statements, review of the Trust's filings with the Securities and Exchange Commission ("SEC") and preparation of the Trust's federal and state corporation tax returns.

         REPORTS TO SHAREHOLDERS.  The Trust's fiscal year ends on
December 31. Shareholders are provided at least semiannually with reports showing the Funds' portfolios and other information, including an annual report with financial statements audited by independent accountants. Shareholders who would like to receive an interim quarterly report may phone the Fund Information Department at 1-800/DIAL BEN.

                                               BROKERAGE ALLOCATION

         The Management Agreements provide that the Investment Managers are responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of a Fund's portfolio transactions, and, when applicable, the negotiation of commissions in connection therewith. All recommendations, decisions and placements are made in accordance with the following principles:

         1. Purchase and sale orders are usually placed with brokers who are selected by an Investment Manager as able to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by an Investment Manager in determining the overall reasonableness of brokerage commissions.

         2. In selecting brokers for portfolio transactions, the Investment Managers take into account its past experience as to brokers qualified to achieve "best execution," including brokers who specialize in any foreign securities held by a Fund.

         3.       The Investment Managers are authorized to allocate
                  brokerage business to brokers who have provided
                  brokerage and research services, as such services are
                  defined in Section 28(e) of the Securities Exchange Act
                  of 1934 (the "1934 Act"), for a Fund and/or other
                  accounts, if any, for which an Investment Manager
                  exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions as to which fixed minimum commission rates are not applicable, to cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if an Investment Manager in making the selection in question determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Fund and the other
                  accounts,   if  any,  as  to  which  it  exercises  investment
                  discretion. In reaching such determination, an Investment Manager is not required to place or to attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Investment Manager shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Trust's brokerage policy; that the research services provide lawful and appropriate assistance to an Investment Manager in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range. The determination that commissions were within a reasonable range shall be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Trust's policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to a Fund to obtain a favorable price than to pay the lowest commission and
                  (ii) the quality, comprehensiveness and frequency of research studies which are provided for an Investment Manager are useful to the Investment Manager in performing its management services under its Management Agreement with the Trust. Research services provided by brokers to an Investment Manager are considered to be in addition to, and not in lieu of, services required to be performed by the Investment Manager under its Management Agreement with the Trust. Research furnished by brokers through whom a Fund effects securities transactions may be used by an Investment Manager for any of its accounts, and not all such research may be used by the Investment Manager for that Fund. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker, including quotations outside the United States for daily pricing of foreign securities held in a Fund's portfolio.

         4. Purchases and sales of portfolio securities within the United States other than on a securities exchange are executed with primary market makers acting as principal, except where, in the judgement of an Investment Manager, better prices and execution may be obtained on a commission basis or from other sources.

         5. Sales of shares of investment companies registered under the 1940 Act which have either the same investment adviser, or an investment adviser affiliated with an Investment Manager, made by a broker is one factor among others to be taken into account in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchases in underwritings or tenders in response to tender offers) for the account of a Fund to that broker; provided that the broker shall furnish "best execution," as defined in paragraph 1 above, and that such allocation shall be within the scope of the Fund's other policies as stated above; and provided further, that in every allocation made to a broker in which such sale of shares is taken into account there shall be no increase in the amount of the commissions or other compensation paid to such broker beyond a reasonable commission or other compensation determined, as set forth in paragraph 3 above, on the basis of best execution alone or best execution plus research services, without taking account of or placing any value upon such sale of shares.

         Insofar as known to management, no Trustee or officer of the Trust, nor the Investment Manager or Principal Underwriter or any person affiliated with any of them, has any material direct or indirect interest in any broker employed by or on behalf of the Trust. Franklin Templeton Distributors, Inc., the Trust's Principal Underwriter, is a registered broker-dealer, but it has never executed any purchase or sale transactions for the Funds' portfolios or participated in any commissions on any such transactions, and has no intention of doing so in the future. The total brokerage commissions on the Trust's portfolio transactions during the fiscal years ended December 31, 1994, 1993, and 1992 were as follows: total commissions (not including any spreads or concessions on principal transactions) of $672,000, $340,552 and $230,000, respectively. All portfolio transactions are allocated to broker-dealers only when their prices and execution, in the good faith judgment of management, are equal to the best available within the scope of the Trust's policies. There is no fixed method used in determining which broker-dealers receive which order or how many orders.

         PORTFOLIO TURNOVER. For reporting purposes, each Fund's portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the portfolio (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Funds will vary from year to year, depending on market conditions.

         It is anticipated that the rate of portfolio turnover as defined above for Templeton Stock, Asset Allocation and International Funds will be less than 50%, and for Templeton Bond Fund, less than 100%, under normal market conditions. Portfolio turnover could be greater in periods of unusual market movement and volatility. Templeton Bond Fund's portfolio turnover rates for the fiscal years ended December 31, 1994, 1993, and 1992 were 203.91%, 170.3% and 148.7%, respectively. The increase in the Fund's portfolio turnover rate was the result of trading by the Investment Manager to improve the Fund's yield in response to rising interest rates and to hedge currency exposure. In light of rising interest rates, the Investment Manager determined to increase the Fund's positions in bonds with shorter maturities, which resulted in the higher portfolio turnover rate.

                                    PURCHASE, REDEMPTION AND PRICING OF SHARES

         The Prospectus describes the manner in which a Fund's Shares may be purchased and redeemed. See "How to Buy Shares of the Funds" and "How to Sell Shares of the Funds."

         Net asset value per Share is calculated separately for each Fund. Net asset value per Share is determined as of the scheduled closing time of the NYSE (generally 4:00 p.m., New York time) every Monday through Friday (exclusive of national business holidays). The Trust's offices will be closed, and net asset value will not be calculated, on those days on which the NYSE is closed, which currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Templeton Money Market Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which Templeton Money Market Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing Shareholders would receive corresponding less income. The converse would apply during periods of rising interest rates.

         In accordance with Rule 2a-7, the Fund is required to (i) maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) purchase only instruments having remaining maturities of 397 days or less; and (iii) invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Board of Trustees to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization, subject to ratification of the investment by the Board of Trustees). If a security is unrated, it must be of comparable quality as determined in accordance with procedures established by the Board of Trustees, including approval or ratification of the security by the Board except in the case of U.S. Government securities. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per Share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per Share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing

Shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per Share by using available market quotations.

         The Board of Trustees may establish procedures under which a Fund may suspend the determination of net asset value for the whole or any part of any period during which (1) the NYSE is closed other than for customary weekend and holiday closings, (2) trading on the NYSE is restricted, (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the holders of a Fund's Shares.

                                                    TAX STATUS

         Templeton Money Market Fund intends to declare dividends daily and to pay dividends monthly. Templeton Stock, Bond, Asset Allocation and International Funds normally intend to pay an annual dividend representing substantially all of their net investment income and to distribute annually any net realized capital gains. By so doing and meeting certain diversification of assets and other requirements of the Internal Revenue Code of 1986, as amended (the "Code"), and as described in the Prospectus, each Fund intends to qualify as a regulated investment company under the Code. The status of the Funds as regulated investment companies does not involve government supervision or management of their investment practices or policies. As a regulated investment company, each Fund will be relieved of liability for United States federal income tax on that portion of its net investment income and net realized capital gains which it distributes to its Separate Account Shareholders.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% excise tax unless the exception described below applies. To avoid the tax if it otherwise applies, a Fund must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years.

To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar if it is declared by a Fund during October, November, or December of that year to Shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Shareholders (a Separate Account) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The excise tax provisions described above will not apply in a given calendar year to a Fund if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable contracts. (For this purpose, any shares of a regulated investment company attributable to an investment not exceeding $250,000 made in connection with the organization of the company is not taken into account.) Accordingly, if this condition regarding the ownership of Shares of each of the Funds is met, the excise tax will be inapplicable to that Fund even if the calendar year distribution requirement is not met.

         The Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Shareholders, and which will be taxed to Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

         Income received by a Fund from sources within a foreign country may be subject to withholding taxes and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its Shareholders as ordinary income.

         Debt securities purchased by a Fund may be treated for federal income tax purposes as having original issue discount. Original issue discount essentially represents interest for federal income tax purposes and can be defined generally as the excess of the stated redemption price at maturity over the issue price. Original issue discount, whether or not any income is actually received by a Fund, is treated for U.S. federal income tax purposes as ordinary income earned by the Fund, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of a Fund each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued but unpaid interest.

         Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semiannual compounding of interest.

         Certain options, futures contracts and forward contracts in which the Templeton Stock, Bond, Asset Allocation and International Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60-40"), except for certain foreign currency gains and losses which will be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, in some cases, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         The hedging transactions undertaken by certain of the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to Shareholders.

         Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         The requirements under the Code relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund may engage in futures and forward currency contracts.

         Distributions of any net investment income and of any net realized short term capital gains are treated as ordinary income for tax purposes in the hands of the Separate Account Shareholder. The excess of any net long-term capital gains over net short-term capital losses will, to the extent distributed and designated by the distributing Fund as a capital gain dividend, be treated as long-term capital gains in the hands of the Shareholder regardless of the length of time a Separate Account may have held the Shares.

         Reference is made to the Prospectus for the applicable Contract for information regarding the federal income tax treatment of distributions to owners of contracts.

                                               DESCRIPTION OF SHARES

         The Shares of each Fund have the same preferences, conversion and other rights, voting powers, restrictions and limitations as to dividends, qualifications, and terms and conditions of redemption, except as follows: all consideration received from the sale of Shares of a Fund, together with all income, earnings, profits and proceeds thereof, belongs to that Fund and is charged with liabilities in respect to that Fund and of that Fund's part of general liabilities of the Trust in the proportion that the total net assets of the Fund bear to the total net assets of all Funds. The net asset value of a Share of a Trust is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on Shares of a Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Trust, the Shareholders of each Fund will be entitled, out of assets of the Fund available for distributions, to the assets belonging to that particular Fund.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the Shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which, under the terms of the Declaration of Trust, are binding only on the property of the Trust, which, under the terms of the Declaration of Trust, are binding only on the property of the Trust. The Declaration of the Trust provides for indemnification out of Trust property for all loss and expense of any Shareholder held personally liable for the obligations of the Trust. The risk of a Shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote.

                                         YIELD AND PERFORMANCE INFORMATION

         The Trust may, from time to time, include the yield and effective yield of Templeton Money Market Fund or the total return of all Funds in advertisements or reports to Shareholders or prospective investors. Performance information for the Funds will not be advertised unless accompanied by comparable performance information for a separate account to which the Funds offer their Shares.

         Current yield for Templeton Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro-rata share of Templeton Money Market Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective Yield" for Templeton Money Market Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

         EFFECTIVE YIELD = (1 + Base Period Return) 365/7 - 1

         YIELD = 2[(1 + A-B)6 - 1]
                        cd

WHERE             a =      dividend and interest earned during the period,

                  b =      expenses accrued for the period (net of
                           reimbursements),

                  c = the average daily number of Shares outstanding during the period that were entitled to receive dividends, and

                  d = the maximum offering price per Share on the last day of the period.

         For the seven-day period ending December 31, 1994, the 7-day annualized yield of Money Market Fund was 4.96% and the effective yield of Money Market Fund was 5.05%.

         Quotations of average annual total return for the Funds will be expressed in terms of the average annual compounded rate of return for periods in excess of one year or the total return for periods less than one year of a hypothetical investment in the Funds over periods of one, five, or ten years (up to the life of a Fund) calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for periods of one year or more or the total return for periods of less than one year, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of the maximum initial sales charge and deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Templeton Money Market Fund's average annual total return for the one- and five-year periods ended December 31, 1994 and from inception on August 31, 1988 through December 31, 1994, was 3.48%, 4.40%, and 5.05% respectively. Templeton Bond Fund's average annual total return for the one- and five-year periods ended December 31, 1994 and from inception on August 31, 1988 through December 31, 1994, was -4.88%, 6.63%, and 6.73%, respectively. Templeton Stock Fund's average annual total return for the one- and five-year periods ended December 31, 1994 and from inception on August 31, 1988 through December 31, 1994, was -2.20%, 9.75%, and 10.40%, respectively. Templeton Asset Allocation Fund's average annual total return for the one- and five-year periods ended December 31, 1994 and from inception on August 31, 1988 through December 31, 1994, was -2.96%, 9.22%, and 9.79%, respectively. Templeton International Fund's average annual total return for the one-year period ended December 31, 1994 and from inception on May 1, 1992 through December 31, 1994, was -2.22% and 11.98%, respectively.

         Performance information for a Fund may be compared, in reports and promotional literature, to: (i) unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         Quotations of yield or total return for a Fund will not take into account charges and deductions against any separate account to which the Funds' Shares are sold or charges and deductions against variable insurance contracts, although comparable performance information for a separate account will take such charges into account. Performance information for a Fund reflects only the performance of a hypothetical investment in a Fund during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objective and policies, characteristics and quality of the portfolio and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

         From time to time, each Fund and the Investment Managers may also refer to the following information:

         (1) The Investment Managers' and their affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

         (2) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

         (3) The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization.

         (4)      The geographic distribution of the Fund's portfolio.

         (5) The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

         (6) To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (E.G., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE - Index).

         (7) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

         (8) Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

         (9) Allegorical stories illustrating the importance of persistent long-term investing.

         (10) The Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

         (11) A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

         (12) Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing, including the following:

--------
         ** Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October, 1992 and resigned from the Trust's Board on April 16, 1995. He in no longer involved with the investment management process.

                  o         "Never follow the crowd.  Superior performance is
                           possible only if you invest differently from the crowd."

                  o         "Diversify by company, by industry and by
                           country."

                  o         "Always maintain a long-term perspective."

                  o         "Invest for maximum total real return."

                  o         "Invest - don't trade or speculate."

                  o         "Remain flexible and open-minded about types of
                           investment."

                  o         "Buy low."

                  o         "When buying stocks, search for bargains among
                           quality stocks."

                  o         "Buy value, not market trends or the economic
                           outlook."

                  o         "Diversify.  In stocks and bonds, as in much else,
                           there is safety in numbers."

                  o         "Do your homework or hire wise experts to help
                           you."

                  o         "Aggressively monitor your investments."

                  o         "Don't panic."

                  o         "Learn from your mistakes."

                  o         "Outperforming the market is a difficult task."

                  o         "An investor who has all the answers doesn't even
                           understand all the questions."

                  o         "There's no free lunch."

                  o         "And now the last principle:  Do not be fearful or
                           negative too often."

         In addition, each Fund and the Investment Managers may also refer to the number of Shareholders in the Fund or the aggregate number of shareholders of the Franklin Templeton Funds or the dollar amount of fund and private account assets under management in advertising materials.

                                               FINANCIAL STATEMENTS

         The financial statements contained in the Trust's Annual Report to Shareholders dated December 31, 1994 are incorporated herein by reference.

                                                     APPENDIX

                                            DESCRIPTION OF BOND RATINGS
                                             MOODY'S INVESTORS SERVICE

         Aaa: Bonds which are rated Aaa by Moody's Investors Service Inc. ("Moody's") are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with a Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B:       Bonds which are rated B generally lack characteristics
of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small.

         Caa:     Bonds which are rated Caa are of poor standing.  Such
securities may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C:       Bonds which are rated C are the lowest rated class of
bonds are regarded as having extremely poor prospects of ever attaining any real investment standing.

         Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

         1.       An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic ratings classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                           STANDARD & POOR'S CORPORATION

         AAA:  Debt rated "AAA" by Standard & Poor's Corporation
("S&P") has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA:      Debt rated "AA" has a very strong capacity to pay
interest and repay principal and differs from the higher rated issues only in a small degree.

         A: Debt rated "A" has a very strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

         BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C: Debt rated "BBB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. "BB" indicates that the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         CCC: Debt rated "CCC" has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have to capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         CC:      The rating "CC" is typically applied to debt
subordinated to senior debt that is assigned an actual or implied
"CCC" rating.

         C: The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI:      The rating "CI" is reserved for income bonds on which
no interest is being paid.

         D: Debt rated "D" is in payment default. The "D" rating is used when interest payments are not made on the date due even if the applicable grace periods has not expired, unless S&P believe that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                      DESCRIPTION OF PREFERRED STOCK RATINGS
                                             MOODY'S INVESTORS SERVICE

         aaa:     considered to be a top-quality preferred stock.  This
rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa:      considered a high-grade preferred stock.  This rating
indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a:       considered to be an upper-medium-grade preferred stock.
While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa:     considered to be medium-grade, neither highly protected
nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         ba:      considered to have speculative elements and its future
cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         b:       generally lacks the characteristics of a desirable
investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         caa:     likely to be in arrears on dividend payments.  This
rating designation does not purport to indicate the future status of payments.

         ca:      speculative in a high degree and is likely to be in
arrears on dividends with little likelihood of eventual payments.

         c:       lowest rated class of preferred or preference stock.
Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                           STANDARD & POOR'S CORPORATION

         "AAA": This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         "AA": A preferred stock issue rated "AA" also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

         "A": An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         "BBB": An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category than for issues in the "A" category.

         "BB", "B", "CCC": Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         "CC": The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

         "C": The preferred stock rated "C" is a non-paying issue.

         "D": A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

         NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         Plus (+) or Minus(-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                      DESCRIPTION OF COMMERCIAL PAPER RATINGS
                                             MOODY'S INVESTORS SERVICE

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months.




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         Moody's  employs the  following  three  designations,  all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

         - Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated PRIME-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

                                           STANDARD & POOR'S CORPORATION

         S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:



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         A:       Commercial paper rated "A" is regarded as having the
                  greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1: Commercial paper rated "A-1" is regarded as having a very strong degree of safety regarding timely payment. A "+" designation is applied to those issues rated "A- 1" which possess an overwhelming degree of safety.

         A-2: Commercial paper rated "A-2" is regarded as having a strong capacity for timely payment; however, the relative degree of safety is not as high as for issues designated "A-1".

         A-3: Commercial paper rated "A-3" is regarded as having a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B: Commercial paper rated "B" is regarded as having only an adequate capacity for timely payment and such capacity may be damaged by changing conditions or short-term adversities.

         C: Commercial paper rated "C" is regarded as having a doubtful capacity for repayment.

         D: Commercial paper rated "D" is for a payment default. The "D" rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.



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